Exhibit 10.34

AMENDMENT TO LINE OF CREDIT AGREEMENT

This AMENDMENT TO LINE OF CREDIT AGREEMENT (this “Amendment”), dated as of the 20th day of September, 2024 (the “Effective Date”), is entered into by Anil R. Diwan and/or his successors and assigns (collectively, the “Lender”) and NanoViricides, Inc., a Delaware corporation (“Borrower”). Lender and Borrower are each referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms not defined herein shall have the meaning set forth in the Line of Credit Agreement.

W I T N E S E T H:

WHEREAS, on November 13, 2023, the Parties entered into a Line of Credit Agreement (the “Line of Credit Agreement”), pursuant to which the Borrower obtained a line of credit of up to $2,000,000 from the Lender; and

WHEREAS, in connection with the Line of Credit, the Borrower entered into an Open Ended Promissory Note with the Lender to borrow up to $2,000,000; and

WHEREAS, the original Maturity Date of the Line of Credit was December 31, 2024; and

WHEREAS, on February 12, 2024, the Parties entered into a Line of Credit Extension Agreement (“Extension Agreement”) whereby the Maturity Date of the Line of Credit, Note, and Mortgage Deed were extended to December 31, 2025; and

WHEREAS, the Parties desire to increase the Line of Credit from $2,000,000 to $3,000,000 and to further extend the Maturity Date of the Line of Credit to March 31, 2026 pursuant to Article 2.5 of the Line of Credit Agreement; and

WHEREAS, as of the Effective Date, the Company has not drawn against the Line of Credit and the Parties have agreed to amend the Line of Credit Agreement and Note pursuant to and in accordance with the provisions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.Incorporation of Whereas Clauses.  The parties hereto adopt as part of this Amendment each of the recitals in the License Agreement which are set forth in the WHEREAS clauses, and agree that such recitals shall be binding upon the Parties hereto by way of contract and not merely by way of recital or inducement. Such WHEREAS clauses are hereby confirmed and ratified as being true and accurate by each Party to this Amendment.

2.Amendments to Line of Credit Agreement.

A.The Recitals shall be amended in its entirety to read as follows:

A.The Borrower wishes to obtain from the Lender, a line of credit facility of up to Three Million ($3,000,000) Dollars (the “Line of Credit”).

B.In connection with the Line of Credit, the Borrower entered into an Open Ended Promissory Note with the Lender up even date herewith (the “Note”) to borrow up to $3,000,000.

C.In full reliance on the representations made by Borrower in this Agreement and the Line of Credit Documents, Lender is willing to extend such financing to Borrower upon the terms, covenants and conditions contained in this Agreement and in the Line of Credit Documents.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained in this Agreement, Borrower and Lender mutually agree as follows:

B.  The following definitions from the Definitions Section of the Line of Credit Agreement shall be amended in their entirety to read as follows:

“Line of Credit” shall mean the financing provided by Lender to Borrower under the terms of this Agreement in the maximum principal amount of Three Million ($3,000,000) Dollars.

“Maturity Date” shall mean March 31, 2026, being the date that all sums evidenced by the Note shall be due and payable;

C.  Section 2.1 of the Line of Credit Agreement shall be amended in its entirety to read as follows:

2.1

Line of Credit. On the Effective Date, the Lender shall provide the Borrower with a Line of Credit up to the maximum amount of Three Million ($3,000,000) Dollars, representing the maximum aggregate amount of the advances of funds from the Line of Credit (each an “Advance”) that may be outstanding and any time under the Line of Credit (the “Principal Indebtedness”), from which Borrower may draw down, at any time and from time to time during the period from and including the date of this Line of Credit through the day immediately preceding the Maturity Date, a principal amount not to exceed at any one time outstanding, as to all such Advances in the aggregate, the Principal Indebtedness. The entire Principal Indebtedness of the Line of Credit shall be due and payable on the earlier to occur of (a) the occurrence and continuation of a Default hereunder, or (b) the Maturity Date (as the same may be extended as herein provided).

3.Amendments to Note.

A.  The reference to $2,000,000 is hereby replaced with “$3,000,000.”

B.  The first paragraph of the Note shall be replaced in its entirety with the following new paragraph:

FOR VALUE RECEIVED, on the Line of Credit Maturity Date, NanoViricides, Inc., a Delaware corporation, having a principal office at 1 Controls Drive, Shelton, Connecticut 06484 (the “Borrower”), hereby promises to pay to the order of Anil R. Diwan, or any subsequent holder of this Note (collectively, the “Lender”), under the terms herein, the principal amount of Three Million ($3,000,000) Dollars (the “Principal Amount”), plus interest accrued thereon as herein provided with respect to the Principal Amount. Fixed annual interest shall accrue only on the unpaid Principal Amount from the date of original issuance until paid in accordance herewith, as applicable, at a rate equal to twelve percent (12%) per annum. The unpaid Principal Amount, together with any then-unpaid accrued interest thereon, shall be due and payable or converted, as the case may be, on March 31, 2026 (the “Maturity Date”) or (ii) when such amounts are made due and payable upon or after the occurrence of an Event of Default in accordance with Section 1 hereof. All payments due on this Note shall be made in cash via certified check or other immediately available funds. The Holder shall only be entitled to receive a cash payment for a payment due on this Note (i) upon the demand of the Required Holders on or after the Maturity Date or (ii) upon the occurrence and continuance of Event of Default.

4.Validity of Open End Mortgage Deed.  The Borrower hereby acknowledges the Open End Mortgage Deed is valid and in full force and effect and creates a valid lien against the Covering Premises to secure the Principal Amount.

5.Parties Representations.  The Parties each represents, warrants and covenants the following to the other party:

A.The undersigned has the full authority, right, power and legal capacity to enter into this Amendment and to consummate the transactions contemplated herein. The execution of this Amendment by the undersigned and its delivery to the other party, and the consummation by the undersigned of the transactions which are contemplated in this Amendment have been duly approved and authorized by all necessary action by the undersigned’s Board of Directors and no further authorization shall be necessary on the part of the undersigned for the performance and consummation by the undersigned of the transactions which are contemplated by this Amendment. The execution, delivery and performance of this Amendment shall not require approval, consent or authorization of any third party, including any governmental agency or authority or any political subdivision thereof. This Amendment constitutes the legal, valid and binding obligation of the undersigned and is enforceable as to the undersigned in accordance with the terms of this Amendment, subject to the enforcement of remedies by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and by generally applicable equitable principles, whether considered in an action at law or in equity.

B.The undersigned agrees to cooperate with the other party and shall make, execute, acknowledge, deliver, or cause to be made, executed, acknowledged, and delivered, at such times and places as either party may reasonably deem necessary, all other documents and instruments as may be reasonably necessary in order to effectuate the purposes of this Amendment.

C.The performance of this Amendment shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any property of the undersigned or cause an acceleration under any arrangement, agreement or other instrument to which the undersigned is a party or by which any of its assets are bound. The undersigned has performed in all respects all of its obligations which are, as of the date of this Amendment, required to be performed by it pursuant to the terms of any such agreement, contract or commitment.

D.No representation or warranty of the undersigned which is contained in this Amendment, or in a writing furnished or to be furnished pursuant to this Amendment contains or shall contain any untrue statement of a material fact, omits or shall omit to state any material fact which is required to make the statements which are contained herein or therein, in light of the circumstances under which they were made, not misleading.

E.The undersigned acknowledges that its decision to enter into this Amendment was based entirely upon its own determination, and not upon any representations made to the undersigned by the other party with respect to this Amendment.

6.Miscellaneous.

A.Headings.  The headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

B.Enforceability.  If any provision which is contained in this Amendment, should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any State of the United States, such invalidity or unenforceability shall not affect any other provision of this Amendment and this Amendment shall be construed as if such invalid or unenforceable provision had not been contained in this Amendment.

C.Governing Law; Disputes.  The Parties agree that this Amendment shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of Connecticut and be deemed to be an agreement entered into in the State of Connecticut and made pursuant to the laws of the State of Connecticut, without giving effect to the principles of conflicts of law.

D.Expenses.  Each party to this Amendment shall bear and pay its own costs and expenses incurred in connection with the execution and delivery of this Amendment and the transactions set forth in this Amendment.

E.Entire Agreement.  This Amendment and all documents and instruments referred to herein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof.

F.Confidentiality.  The Parties agree that the terms of this Amendment are confidential and they shall not make public disclosure of the terms of this Amendment, except: (i)

as may be required by law, (ii) in connection with litigation or other legal proceeding against a party, (iii) by judicial or other compulsory process, including, without being limited to, any court order, (iv) as may be required by any federal and/or state regulatory agency, or (v) as may be required in connection with its obligations under federal securities laws and pursuant to the Securities and Exchange Commission or listing requirements. If either party intends to make a disclosure of the terms of this Amendment as required by law, by judicial or other compulsory process, including, without being limited to, any court order, by any federal and/or state regulatory agency, or as may be required in connection with its obligations under federal securities laws, such party shall notify the other party, if feasible, in advance of any such disclosure. The Parties agree that the terms of this Amendment regarding confidentiality are not material to this Amendment and any breach of this paragraph shall not be considered a material breach of this Amendment. In the event of such a breach of this Paragraph, the non-breaching party shall only be entitled to injunctive relief and/or monetary damages for actual harms caused by the breach.

G.Assignment.  The Parties hereby agree that the obligations under this Amendment shall be freely transferred or assigned to any third parties without the prior written consent of Assignee.

H.Enforceability.  If any provision which is contained in this Amendment, should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any State of the United States, such invalidity or unenforceability shall not affect any other provision of this Amendment and in this Amendment shall be construed as if such invalid or unenforceable provision had not been contained herein.

I.Further Assurances.  The Parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Amendment and the intents and purposes hereof.

J.Non-Waiver.  Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Amendment shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Amendment or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Amendment to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

K.Counterparts.  This Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

L.Facsimile and E-mail Signatures.  Any signature which is delivered via facsimile or via E-mail in portable document format (“.pdf”) shall be deemed to be an original and have the same force and effect as if such facsimile or .pdf signature were the original thereof.

M.Binding upon Execution and Delivery.  No party to this Amendment shall be bound hereby until fully executed counterparts to this Amendment have been executed by, and delivered to, each party, or their respective attorneys, by all other parties or their respective attorneys.

N.Modifications.  This Amendment may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing signed by all of the parties to this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be signed and delivered as of the date first written above.

/s/ Anil R. Diwan
Anil R. Diwan

NANOVIRICIDES, INC.

By:	/s/ Brian Zucker
	Name:	Brian Zucker
	Title:	Director

[Signature Page to First Amendment to Line of Credit Agreement]